THE ADVISORS' INNER CIRCLE FUND

                         ANALYTIC SHORT-TERM INCOME FUND

                       SUPPLEMENT DATED SEPTEMBER 29, 2006
         TO THE INSTITUTIONAL CLASS SHARES PROSPECTUS DATED MAY 1, 2006

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective October 1, 2006, the Board of Trustees of the Analytic Short-Term Income Fund (the "Fund") has determined that it is in the best interests of the Fund and its shareholders to assess a 2.00% redemption fee against shareholders who redeem (sell) Institutional Class Shares of the Fund held for less than ten days. As a result, the Prospectus is amended as follows:

1. ON PAGE 8, THE INFORMATION UNDER THE HEADING "SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)" IS DELETED AND REPLACED WITH THE FOLLOWING:

         The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ten days. For more information, see "Redemption Fee" in the section on "Transaction Policies."

         -----------------------------------------------------------------------
             Redemption Fee (as a percentage of amount redeemed)          2.00 %


2. On page 12, the information under the heading "Redemption Fee" is deleted and replaced with the following:

         In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of such trading, the Analytic Global Long-Short Fund and charges a 2.00% redemption fee on redemptions of shares that have been held for less than 60 days, and the Analytic Short-Term Income Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than ten days. The fees are deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fees are credited to the assets of the applicable fund. The fees do not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a fund have been held, the fund assumes that shares held by the investor the longest period of time will be sold first.

         The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The funds request that financial intermediaries assess the applicable redemption fee on customer accounts and collect and remit the proceeds to the applicable fund. However, the funds recognize that due to operational and systems limitations, intermediaries' methods for tracking and calculating the applicable redemption fee may be inadequate or differ in some respects from the funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fees, the funds may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

         Each fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the fund, including certain categories of redemptions that the fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

3. ON PAGE 12, UNDER THE HEADING "REDEMPTION FEE," THE FOLLOWING INFORMATION HAD BEEN ADDED AS THE THIRD BULLET POINT:

   o The Analytic Short-Term Income Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than ten days (each subject to certain exceptions as discussed in "Redemption Fee").


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



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